CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of American Antiquities, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-KSB for the year ended October 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/Joseph A. Merkel
                                 ----------------------
                                 Joseph A. Merkel
                                 Chief Executive Officer

January 29, 2008


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of American Antquities, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-KSB for the year ended October 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/Kevin T. Quinlan
                                 ----------------------
                                 Kevin T. Quinlan
                                 Chief Financial Officer

January 29, 2008